UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-00134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson, NC	28036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 869-4600
__________
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                                              Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Wednesday, November 3, 2021, the Company issued a press release announcing financial results for the third quarter ended September 30, 2021.  A conference call and webcast presentation will be held on Thursday, November 4, 2021 at 10:00 am ET for management to discuss the Company’s third quarter 2021 financial results and updates to 2021 financial guidance. Lynn M. Bamford, President and Chief Executive Officer, and K. Christopher Farkas, Vice President and Chief Financial Officer, will host the call.  A copy of the press release and the webcast slide presentation are attached hereto as Exhibits 99.1 and 99.2.

The financial press release, access to the webcast, and the accompanying financial presentation will be posted on Curtiss-Wright's website at www.curtisswright.com. In addition, the Listen-Only dial-in number for domestic callers is (844) 220-4970, while international callers can dial (262) 558-6349.  For those unable to participate live, a webcast replay will be available for 90 days on the Company's website beginning one hour after the call takes place. A conference call replay will also be available for seven days.

Conference Call Replay:
Domestic (855) 859-2056
International (404) 537-3406
Passcode 1381614

The information contained in this Current Report, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

(c)  Exhibits.

99.1 Press Release dated November 3, 2021

99.2 Presentation shown during investor and securities analyst webcast on November 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By: /s/	K. Christopher Farkas
K. Christopher Farkas
Vice-President and Chief Financial Officer

Date:     November 3, 2021